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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)  October 20, 1999
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                               Crown Group, Inc.
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             (Exact name of registrant as specified in its charter)



         Texas                      0-14939                63-0851141
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)



         4040 North MacArthur Boulevard, Suite 100, Irving, Texas 75038
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                    (Address of principal executive offices)



Registrant's telephone number, including area code    (972) 717-3423
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         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 20, 1999, Crown Group, Inc.'s (the "Company") Audit Committee unanimously approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants, and engaged Grant Thornton LLP as the Company's new independent accountants. The Company's Audit Committee cited cost considerations as a principal reason for the change.

     PwC's report on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years and the subsequent interim period preceding the dismissal of PwC, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

     No event listed in Paragraphs (A) through (D) of Item 304 a(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of PwC except as follows:

     During the course of its fiscal 1999 year end closing process, the Company discovered certain accounting errors and irregularities at its Paaco Automotive Group, Inc. and Premium Auto Acceptance Corporation subsidiaries (collectively "Paaco"). As a result of such discovery PwC (i) expanded their fiscal 1999 audit procedures at Paaco and (ii) advised the Company that a material weakness existed in Paaco's financial reporting and accounting processes. The Company has restructured Paaco's management organization and has taken certain steps to ensure the integrity of Paaco's accounting and reporting procedures. Daniel Chu, former President of Paaco, resigned in July 1999.

     The Audit Committee of the Board of Directors of the Company has met with PwC and discussed the subject matter of the audit procedures and advice of PwC with respect to Paaco, and the Company has authorized PwC to respond fully to the inquiries of the Company's successor accountant concerning the subject matter of PwC's audit procedures and advice regarding Paaco.

     During the two most recent fiscal years and subsequent interim period preceding the engagement of Grant Thornton LLP, the Company did not consult with Grant Thornton LLP on (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement or a reportable event.

     A copy of a letter from PwC indicating its agreement with the statements made by the Company in response to this Item 4 of Form 8-K is attached to this report as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c). Exhibits.

The following exhibit is filed with this report:

Exhibit Number                     Description of Exhibit
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     1                             Letter from Independent Auditors
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROWN GROUP, INC.




                                   By:  /s/ Mark D. Slusser
                                        --------------------------
                                        Mark D. Slusser
                                        Chief Financial Officer



Dated:  October 25, 1999
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                                 EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------
     1                 Letter from Independent Auditors